Exhibit 4.1

FIFTH THIRD BANCORP

TO

WILMINGTON TRUST COMPANY,

Trustee

Twelfth Supplemental Indenture

Dated as of April 25, 2022

SENIOR DEBT SECURITIES

i

EXHIBIT A

EXHIBIT B

ii

TWELFTH SUPPLEMENTAL INDENTURE

TWELFTH SUPPLEMENTAL INDENTURE (this “Twelfth Supplemental Indenture”), dated as of April 25, 2022 between FIFTH THIRD BANCORP, a corporation duly organized and existing under the laws of the State of Ohio (the “Company”), having its principal office at Fifth Third Center, 38 Fountain Square Plaza, Cincinnati, Ohio and Wilmington Trust Company, a trust company duly organized and existing under the laws of the State of Delaware, as trustee (the “Trustee”).

RECITALS OF THE COMPANY

WHEREAS, the Company and the Trustee executed and delivered an Indenture, dated as of April 30, 2008 (the “Base Indenture” and as supplemented and amended by this Twelfth Supplemental Indenture, the “Twelfth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), to provide for the issuance by the Company from time to time of its unsecured debentures, notes or other evidences of indebtedness (the “Securities”);

WHEREAS, Section 901 of the Base Indenture provides that the Company (when authorized by a Board Resolution) and the Trustee may, without the consent of any Holders of Securities, enter into one or more indentures supplemental to the Base Indenture to amend or supplement any of the provisions of the Base Indenture, provided that no such amendment or supplement shall materially adversely affect the interests of the Holders of any Securities of such series then outstanding;

WHEREAS, any change to or elimination of any provision of the Base Indenture pursuant to this Twelfth Supplemental Indenture shall not apply to any outstanding Security prior to the execution of this Twelfth Supplemental Indenture, and each outstanding Security prior to the execution of this Twelfth Supplemental Indenture shall continue to be entitled to the benefit of the provisions under the Base Indenture, as previously supplemented with respect to any such outstanding Security;

WHEREAS, in accordance with Section 901 of the Base Indenture, the Company and the Trustee wish to amend the Base Indenture to change or eliminate certain provisions (including provisions relating to events of default and remedies) of the Base Indenture with respect to each series of Securities issued on or after the date of this Twelfth Supplemental Indenture, as set forth below in Article 4 hereof;

WHEREAS, Sections 201, 301 and 901 of the Base Indenture provide that the Company, when authorized by a Board Resolution, and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental to the Indenture, without the consent of any Holders, to, among other things, establish the terms of Securities of any series as permitted by the Indenture;

WHEREAS, the issuance and sale of $400,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 4.055% Fixed Rate/Floating Rate Senior Notes due 2028 (the “2028 Notes”) have been authorized by resolutions adopted by the board of directors of the Company;

WHEREAS, the issuance and sale of $600,000,000 aggregate principal amount of a new series of the Securities of the Company designated as its 4.337% Fixed Rate/Floating Rate Senior Notes due 2033 (the “2033 Notes,” collectively with the 2028 Notes, the “Senior Notes” or the “Notes”) have been authorized by resolutions adopted by the board of directors of the Company;

WHEREAS, the Company desires to issue and sell $1,000,000,000 aggregate principal amount of the Senior Notes as of the date hereof;

WHEREAS, the Company desires to establish the terms of the 2028 Notes and the 2033 Notes;

WHEREAS, all things necessary to make this Twelfth Supplemental Indenture a legal and binding supplement to the Base Indenture in accordance with its terms and the terms of the Base Indenture have been done;

WHEREAS, the Company has complied with all conditions precedent provided for in the Base Indenture relating to this Twelfth Supplemental Indenture; and

WHEREAS, the Company has requested that the Trustee execute and deliver this Twelfth Supplemental Indenture.

NOW, THEREFORE:

For and in consideration of the premises stated herein and the purchase of the Notes by the Holders thereof, the Company and the Trustee covenant and agree, for the equal and proportionate benefit of the Holders of the Notes, as follows:

ARTICLE 1

Scope of Twelfth Supplemental Indenture

Section 1.1 Scope and Effect of this Twelfth Supplemental Indenture. This Twelfth Supplemental Indenture constitutes a supplement and amendment to the Base Indenture and an integral part of the Indenture and shall be read together with the Base Indenture as though all the provisions thereof are contained in one instrument. Except as expressly supplemented and amended by this Twelfth Supplemental Indenture, the terms and provisions of the Base Indenture shall remain in full force and effect. Notwithstanding the foregoing, (a) Article 4 of this Twelfth Supplemental Indenture shall apply to the Notes and to all issuances of Securities on and after the date hereof pursuant to the Base Indenture, in each case as so amended by such Article 4, (b) all other provisions of this Twelfth Supplemental Indenture shall only apply to the Notes, and (c) the amendments to the Base Indenture pursuant to this Twelfth Supplemental Indenture shall not apply to any outstanding Security issued prior to the date hereof.

ARTICLE 2

Definitions

Section 2.1 Definitions and Other Provisions of General Application. For all purposes of this Twelfth Supplemental Indenture unless otherwise specified herein:

(a)	all terms used in this Twelfth Supplemental Indenture which are not otherwise defined herein shall have the meanings they are given in the Base Indenture;

(b)

the provisions of general application stated in Sections 102 through 112 of the Base Indenture shall apply to this Twelfth Supplemental Indenture, except that the words “herein,” “hereof,” “hereto” and “hereunder” and other words of similar import refer to this Twelfth Supplemental Indenture as a whole and not to the Base Indenture or any particular Article, Section or other subdivision of the Base Indenture or this Twelfth Supplemental Indenture;

(c)	Section 101 of the Base Indenture is amended and supplemented, solely with respect to the Notes, by inserting the following additional defined term in its appropriate alphabetical position:

“Issue Date” means April 25, 2022.

(d)

Section 101 of the Base Indenture is amended and supplemented, solely with respect to the Notes, by supplementing the Base Indenture with, or by replacing the corresponding defined terms in the Base Indenture with, the following defined terms:

“Applicable Procedures” means, with respect to any transfer, transaction or other action involving a Global Security or any beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transfer, transaction or other action as in effect from time to time.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or the Company’s designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or the Company’s designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or the Company’s designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or the Company’s designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or the Company’s designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or the Company’s designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day that is not a Saturday or Sunday, and that is not a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

“Business Day Convention” means if any interest payment date, redemption date or the maturity date of the Notes falls on a day which is not a Business Day, the related payment of principal of, or interest on, the Notes will be made on the next day which is a Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount payable for the period from and after such interest payment date, redemption date or maturity date, as the case may be.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of the floating rate period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“Compounded SOFR” means with respect to any interest period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be April 25, 2027 as to the 2028 Notes and April 25, 2032 as to the 2033 Notes);

“SOFR IndexEnd” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable interest payment date (or in the final interest period, relating to the maturity date, or, in the case of the redemption of the Notes, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

“Corporate Trust Office” for administration of this Indenture means the corporate trust office of the Trustee located at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Attention: Fifth Third Bancorp Administrator, or such other office, designated by the Trustee by written notice to the Company, at which at any particular time its corporate trust business shall be administered.

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each interest payment date (or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the interest payment date for such interest period (or in the final interest period, preceding the maturity date or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“Reference Time” with respect to any determination of the Benchmark, means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or the Company’s designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index unavailable provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source. The information contained on such website is not part of this prospectus supplement and is not incorporated in this prospectus supplement by reference.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Section 2.2 [Reserved.]

ARTICLE 3

Form and Terms of the Notes

Section 3.1 Form and Dating.

(a)

The 2028 Notes shall be substantially in the form of Exhibit A attached hereto and the 2033 Notes shall be substantially in the form of Exhibit B attached hereto. The Notes shall be executed on behalf of the Company by its Chairman of the Board, its Vice Chairman of the Board, its Chief Executive Officer, its President or one of its Vice Presidents, attested by its Secretary or one of its Assistant Secretaries. The Notes may have a legend or legends or endorsements as may be required to comply with any law or with any rules of any securities exchange or usage. The Notes shall be dated the date of their authentication.

(b)

The terms contained in the Notes shall constitute, and are hereby expressly made, a part of the Base Indenture as supplemented by this Twelfth Supplemental Indenture and the Company and the Trustee, by their execution and delivery of this Twelfth Supplemental Indenture, expressly agree to such terms and provisions and to be bound thereby.

Section 3.2 Terms of the 2028 Notes. The following terms relating to the 2028 Notes are hereby established:

(a)

Title. The 2028 Notes shall constitute a series of Securities having the title “Fifth Third Bancorp 4.055% Fixed Rate/Floating Rate Senior Notes due 2028,” the CUSIP number 316773 DE7, and the ISIN number US316773DE71.

(b)

Principal Amount. The aggregate principal amount of the 2028 Notes that may be authenticated and delivered under the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall be $400,000,000 on the Issue Date. Provided that no Event of Default or Covenant Breach has occurred and is continuing with respect to the 2028 Notes, the Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as (except as described below), and ranking equally and ratably with, the 2028 Notes in all respects and so that such additional Securities will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2028 Notes initially issued, except for the issue date, the issue price and the initial interest payment date, provided that if such additional Securities are not fungible with the 2028 Notes for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

(c)

Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any interest payment date will be paid to the Person in whose name the 2028 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be 15 calendar days immediately preceding such interest payment date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2028 Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2028 Notes may be listed and upon such notice as may be required by such exchange, as provided for in the Base Indenture.

(d)	Maturity Date. The entire outstanding principal of the 2028 Notes shall be payable on April 25, 2028.

(e)	Interest.

(i)

Fixed Rate Period. During the period from, and including, April 25, 2022, to, but excluding, April 25, 2027, the 2028 Notes will bear interest at the rate of 4.055% per annum. Such interest will be payable semi-annually in arrears on April 25 and October 25 of each year, beginning on October 25, 2022 and ending on April 25, 2027. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(ii)

Floating Rate Period. During the period from, and including, April 25, 2027, to, but excluding, the Maturity Date, the 2028 Notes will bear interest at a floating rate per annum equal to Compounded SOFR plus 1.355%, as determined in arrears by the Calculation Agent in the manner described herein. Such interest will be payable quarterly in arrears on July 25, 2027, October 25, 2027, January 25, 2028 and at the Maturity Date. Compounded SOFR for each interest period will be calculated by the Calculation Agent in accordance with the formula set forth herein with respect to the Observation Period relating to such interest period. Interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on the 2028 Notes for each interest period will be computed by multiplying (i) the outstanding principal amount of the 2028 Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable Observation Period relating to such interest period (or any other relevant period) divided by 360. The interest rate on the 2028 Notes will in no event be lower than zero. The Calculation Agent will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Payment Determination Date for such interest period and prior to the relevant interest payment date and will notify the Company (if not the Calculation Agent) of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the business day immediately prior to the interest payment date. At the request of a holder of the 2028 Notes, the Company will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period, after Compounded SOFR, such interest rate and accrued interest have been determined. The Calculation Agent’s determination of any interest rate, and its calculation of interest payments for any floating rate period, will be maintained on file at the Calculation Agent’s principal offices and will be provided in writing to the Trustee. Under no circumstances will the Trustee be responsible for selecting or determining any Benchmark Replacement if the Benchmark will no longer be available following a Benchmark Transaction Event and its related Benchmark Replacement Date. In the case of a Benchmark Transition Event, the Company will select the Benchmark Replacement prior to the Benchmark Replacement Date and in consultation with the Calculation Agent, ensuring that the Calculation Agent will be able to meet its obligations and requirements under the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, with respect to the Benchmark Replacement.

(f)

Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2028 Notes will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

(g)	Redemption.

(i)

The 2028 Notes will be redeemable, in whole, but not in part, on April 25, 2027 at a redemption price equal to 100% of the aggregate principal amount of the 2028 Notes, plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

(ii)

On and after March 26, 2028, the 2028 Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the 2028 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

(iii)

If the Company redeems 2028 Notes at its option, then notwithstanding the foregoing, any interest on the 2028 Notes being redeemed that is due and payable on any interest payment date falling on or prior to a redemption date for the 2028 Notes will be payable on that interest payment date to the registered holders thereof as of the close of business on the relevant record date according to the terms of the 2028 Notes and the Indenture.

(iv)

If the Company elects to redeem the 2028 Notes (in whole or in part), it must (A) notify the Trustee of the intended redemption date and provide a draft notice with respect to the potential redemption at least five Business Days prior to the date on which it intends to provide notice, or if requested, have the Trustee provide notice, of such redemption to Holders (unless a shorter period is satisfactory to the Trustee) and (B) deliver to the Trustee the final notice to be sent to Holders and an Officers’ Certificate with respect to the Company’s election to redeem the 2028 Notes (in whole or in part) on the date on which the Company provides notice. If fewer than all of the 2028 Notes are being redeemed, the Trustee will select the 2028 Notes to be redeemed by lot, pro rata or by any other method the Trustee in its sole discretion deems fair and appropriate, and in the case of any Global Security, in accordance with the Applicable Procedures, in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. The Trustee will notify the Company promptly of the 2028 Notes or portions of 2028 Notes to be called for redemption. Notice of redemption must be sent by the Company or at the Company’s request, by the Trustee by first class mail or, with respect to any Global Security, the Applicable Procedures, in the name and at the expense of the Company, to Holders whose 2028 Notes are to be redeemed, at least 10 days, but not more than 60 days, before the redemption date.

(v)	The notice of redemption will identify the 2028 Notes to be redeemed and will include or state the following:

a.	the redemption date;

b.	the redemption price, including the portion thereof representing any accrued interest;

c.	the place or places where 2028 Notes are to be surrendered for redemption;

d.	2028 Notes called for redemption must be so surrendered in order to collect the redemption price;

e.

on the redemption date the redemption price will become due and payable on 2028 Notes called for redemption, and interest on 2028 Notes called for redemption will cease to accrue on and after the redemption date;

f.	if any Note is redeemed in part, on and after the redemption date, upon surrender of such Note, new 2028 Notes equal in principal amount to the unredeemed portion will be issued; and

g.

if any Note contains a CUSIP, ISIN, or CINS number, no representation is being made as to the correctness of the CUSIP, ISIN, or CINS number either as printed on the 2028 Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the 2028 Notes.

(vi)

Once notice of redemption is sent to the Holders, 2028 Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the 2028 Notes called for redemption, the Company shall redeem such 2028 Notes at the redemption price. Unless the Company defaults in the payment of the redemption price, commencing on the redemption date 2028 Notes redeemed will cease to accrue interest. Upon surrender of any 2028 Note redeemed in part, the Holder will receive a new 2028 Note equal in principal amount to the unredeemed portion of the surrendered 2028 Note. The principal amount after redemption in part shall be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(h)	Sinking Fund. There shall be no sinking fund for the 2028 Notes.

(i)	Denomination. The 2028 Notes and any beneficial interest in the 2028 Notes shall be in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof.

(j)	Index. Payment of interest on the 2028 Notes will not be determined with reference to any index or formula.

(k)	Currency of the 2028 Notes. The 2028 Notes shall be denominated, and payment of principal and interest of the 2028 Notes shall be payable in, the currency of the United States of America.

(l)	Currency of Payment. The principal of and interest on the 2028 Notes shall be payable in the currency of the United States of America.

(m)	Acceleration. 100% of the principal amount of the 2028 Notes shall be payable upon acceleration (whether automatic or by declaration) of the maturity thereof.

(n)	[Reserved.]

(o)	Defeasance. Article 13 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall apply to the 2028 Notes.

(p)

Registered Form. The 2028 Notes shall be issuable as registered Global Securities, and the depositary for the 2028 Notes shall be the Depository Trust Company, a New York Corporation (“DTC”), or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 204 and 305 of the Base Indenture shall apply to the 2028 Notes.

(q)	Events of Default. The Events of Default provided for in Section 501 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall apply to the 2028 Notes.

(r)	Covenants. The covenants set forth in Article 10 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall apply to the 2028 Notes.

(s)	Day Count Convention.

(i)	Fixed rate interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(ii)	Floating rate interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year.

(t)

Legal Holidays. Section 113 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall be deleted and shall be of no effect with respect to the 2028 Notes. The Business Day Convention shall apply.

(u)	No Conversion. The 2028 Notes are not convertible into, or exchangeable for, equity securities of the Company.

(v)

Conforming Amendments. The following paragraph shall be added to the end of Section 901 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, and shall apply to the 2028 Notes:

Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the prospectus supplement dated April 20, 2022 relating to the offering of the Securities.

(w)	Additional Terms. Other terms applicable to the 2028 Notes are as otherwise provided for in the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture.

Section 3.3 Terms of the 2033 Notes. The following terms relating to the 2033 Notes are hereby established:

(a)

Title. The 2033 Notes shall constitute a series of Securities having the title “Fifth Third Bancorp 4.337% Fixed Rate/Floating Rate Senior Notes due 2033,” the CUSIP number 316773 DF4, and the ISIN number US316773DF47.

(b)

Principal Amount. The aggregate principal amount of the 2033 Notes that may be authenticated and delivered under the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall be $600,000,000 on the Issue Date. Provided that no Event of Default or Covenant Breach has occurred and is continuing with respect to the 2033 Notes, the Company may, without notice to or the consent of the Holders, create and issue additional Securities having the same terms as (except as described below), and ranking equally and ratably with, the 2033 Notes in all respects and so that such additional Securities will be consolidated and form a single series with, and have the same terms as to status, redemption or otherwise as, the 2033 Notes initially issued, except for the issue date, the issue price and the initial interest payment date, provided that if such additional Securities are not fungible with the 2033 Notes for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number.

(c)

Person to Whom Interest is Payable. Interest payable, and punctually paid or duly provided for, on any interest payment date will be paid to the Person in whose name the 2033 Notes are registered at the close of business on the Regular Record Date for such interest, which shall be 15 calendar days immediately preceding such interest payment date (whether or not a Business Day). Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name the Note is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of 2033 Notes of this series not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the 2033 Notes may be listed and upon such notice as may be required by such exchange, as provided for in the Base Indenture.

(d)	Maturity Date. The entire outstanding principal of the 2033 Notes shall be payable on April 25, 2033.

(e)	Interest.

(i)

Fixed Rate Period. During the period from, and including, April 25, 2022, to, but excluding, April 25, 2032, the 2033 Notes will bear interest at the rate of 4.337% per annum. Such interest will be payable semi-annually in arrears on April 25 and October 25 of each year, beginning on October 25, 2022 and ending on April 25, 2032. Interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(ii)

Floating Rate Period. During the period from, and including, April 25, 2032, to, but excluding, the Maturity Date, the 2033 Notes will bear interest at a floating rate per annum equal to Compounded SOFR plus 1.660%, as determined in arrears by the Calculation Agent in the manner described herein. Such interest will be payable quarterly in arrears on July 25, 2032, October 25, 2032, January 25, 2033 and at the Maturity Date. Compounded SOFR for each interest period will be calculated by the Calculation Agent in accordance with the formula set forth herein with respect to the Observation Period relating to such interest period. Interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on the 2033 Notes for each interest period will be computed by multiplying (i) the outstanding principal amount of the 2033 Notes by (ii) the product of (a) the interest rate for the relevant interest period multiplied by (b) the quotient of the actual number of calendar days in the applicable Observation Period relating to such interest period (or any other relevant period) divided by 360. The interest rate on the 2033 Notes will in no event be lower than zero. The Calculation Agent will determine Compounded SOFR, the interest rate and accrued interest for each interest period in arrears as soon as reasonably practicable on or after the Interest Payment Determination Date for such interest period and prior to the relevant interest payment date and will notify the Company (if not the Calculation Agent) of Compounded SOFR, such interest rate and accrued interest for each interest period as soon as reasonably practicable after such determination, but in any event by the business day immediately prior to the interest payment date. At the request of a holder of the 2033 Notes, the Company will provide Compounded SOFR, the interest rate and the amount of interest accrued with respect to any interest period, after Compounded SOFR, such interest rate and accrued interest have been determined. The Calculation Agent’s determination of any interest rate, and its calculation of interest payments for any floating rate period, will be maintained on file at the Calculation Agent’s principal offices and will be provided in writing to the Trustee. Under no circumstances will the Trustee be responsible for selecting or determining any Benchmark Replacement if the Benchmark will no longer be available following a Benchmark Transaction Event and its related Benchmark Replacement Date. In the case of a Benchmark Transition Event, the Company will select the Benchmark Replacement prior to the Benchmark Replacement Date and in consultation with the Calculation Agent, ensuring that the Calculation Agent will be able to meet its obligations and requirements under the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, with respect to the Benchmark Replacement.

(f)

Place of Payment of Principal and Interest. Payment of the principal of (and premium, if any) and interest on the 2033 Notes will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

(g)	Redemption.

(i)

The 2033 Notes will be redeemable, in whole, but not in part, on April 25, 2032 at a redemption price equal to 100% of the aggregate principal amount of the 2033 Notes, plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

(ii)

On and after January 25, 2033, the 2033 Notes will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the 2033 Notes being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

(iii)

If the Company redeems 2033 Notes at its option, then notwithstanding the foregoing, any interest on the 2033 Notes being redeemed that is due and payable on any interest payment date falling on or prior to a redemption date for the 2033 Notes will be payable on that interest payment date to the registered holders thereof as of the close of business on the relevant record date according to the terms of the 2033 Notes and the Indenture.

(iv)

If the Company elects to redeem the 2033 Notes (in whole or in part), it must (A) notify the Trustee of the intended redemption date and provide a draft notice with respect to the potential redemption at least five Business Days prior to the date on which it intends to provide notice, or if requested, have the Trustee provide notice, of such redemption to Holders (unless a shorter period is satisfactory to the Trustee) and (B) deliver to the Trustee the final notice to be sent to Holders and an Officers’ Certificate with respect to the Company’s election to redeem the 2033 Notes (in whole or in part) on the date on which the Company provides notice. If fewer than all of the 2033 Notes are being redeemed, the Trustee will select the 2033 Notes to be redeemed by lot, pro rata or by any other method the Trustee in its sole discretion deems fair and appropriate, and in the case of any Global Security, in accordance with the Applicable Procedures, in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. The Trustee will notify the Company promptly of the 2033 Notes or portions of 2033 Notes to be called for redemption. Notice of redemption must be sent by the Company or at the Company’s request, by the Trustee by first class mail or, with respect to any Global Security, the Applicable Procedures, in the name and at the expense of the Company, to Holders whose 2033 Notes are to be redeemed, at least 10 days, but not more than 60 days, before the redemption date.

(v)	The notice of redemption will identify the 2033 Notes to be redeemed and will include or state the following:

a.	the redemption date;

b.	the redemption price, including the portion thereof representing any accrued interest;

c.	the place or places where 2033 Notes are to be surrendered for redemption;

d.	2033 Notes called for redemption must be so surrendered in order to collect the redemption price;

e.

on the redemption date the redemption price will become due and payable on 2033 Notes called for redemption, and interest on 2033 Notes called for redemption will cease to accrue on and after the redemption date;

f.	if any Note is redeemed in part, on and after the redemption date, upon surrender of such Note, new 2033 Notes equal in principal amount to the unredeemed portion will be issued; and

g.

if any Note contains a CUSIP, ISIN, or CINS number, no representation is being made as to the correctness of the CUSIP, ISIN, or CINS number either as printed on the 2033 Notes or as contained in the notice of redemption and that the Holder should rely only on the other identification numbers printed on the 2033 Notes.

(vi)

Once notice of redemption is sent to the Holders, 2033 Notes called for redemption become due and payable at the redemption price on the redemption date, and upon surrender of the 2033 Notes called for redemption, the Company shall redeem such 2033 Notes at the redemption price. Unless the Company defaults in the payment of the redemption price, commencing on the redemption date 2033 Notes redeemed will cease to accrue interest. Upon surrender of any 2033 Note redeemed in part, the Holder will receive a new 2033 Note equal in principal amount to the unredeemed portion of the surrendered 2033 Note. The principal amount after redemption in part shall be in minimum denominations of $2,000 or any integral multiple of $1,000 in excess thereof.

(h)	Sinking Fund. There shall be no sinking fund for the 2033 Notes.

(i)	Denomination. The 2033 Notes and any beneficial interest in the 2033 Notes shall be in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof.

(j)	Index. Payment of interest on the 2033 Notes will not be determined with reference to any index or formula.

(k)	Currency of the 2033 Notes. The 2033 Notes shall be denominated, and payment of principal and interest of the 2033 Notes shall be payable in, the currency of the United States of America.

(l)	Currency of Payment. The principal of and interest on the 2033 Notes shall be payable in the currency of the United States of America.

(m)	Acceleration. 100% of the principal amount of the 2033 Notes shall be payable upon acceleration (whether automatic or by declaration) of the maturity thereof.

(n)	[Reserved.]

(o)	Defeasance. Article 13 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall apply to the 2033 Notes.

(p)

Registered Form. The 2033 Notes shall be issuable as registered Global Securities, and the depositary for the 2033 Notes shall be the Depository Trust Company, a New York Corporation (“DTC”), or any successor depositary appointed by the Company within 90 days of the termination of services of DTC (or any successor to DTC). Sections 204 and 305 of the Base Indenture shall apply to the 2033 Notes.

(q)	Events of Default. The Events of Default provided for in Section 501 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture shall apply to the 2033 Notes.

(r)	Covenants. The covenants set forth in Article 10 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall apply to the 2033 Notes.

(s)	Day Count Convention.

(i)	Fixed rate interest will be computed on the basis of a 360-day year consisting of twelve 30-day months.

(ii)	Floating rate interest will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year.

(t)

Legal Holidays. Section 113 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, shall be deleted and shall be of no effect with respect to the 2033 Notes. The Business Day Convention shall apply.

(u)	No Conversion. The 2033 Notes are not convertible into, or exchangeable for, equity securities of the Company.

(v)

Conforming Amendments. The following paragraph shall be added to the end of Section 901 of the Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, and shall apply to the 2033 Notes:

Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform the terms of the Indenture and the Securities to the description of the Securities in the prospectus supplement dated April 20, 2022 relating to the offering of the Securities.

(w)	Additional Terms. Other terms applicable to the 2033 Notes are as otherwise provided for in the Base Indenture, as supplemented by this Twelfth Supplemental Indenture.

ARTICLE 4

Amendments to Base Indenture

Section 4.1 Definitions.

(a) Section 101 of the Base Indenture is hereby amended to insert the following definitions in proper alphabetic order therein.

“Covenant Breach” means, with respect to Securities of any series (i) default in the deposit of any sinking fund payment, when and as due by the terms of a Security of such series; or (ii) default in the performance, or breach, of any covenant or warranty of the Company in this Indenture or the Securities (other than a covenant or warranty a default in the performance or the breach of which is specifically dealt with in Section 501 or which has been expressly included in this Indenture solely for the benefit of a series of Securities other than such series), and continuance of such default or breach for a period of 90 days after there has been given, by registered or certified mail, to the Company by the Trustee or to the Company and the Trustee by

the Holders of at least 25% in principal amount of the Outstanding Securities of such series a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a “Notice of Covenant Breach” hereunder; or (iii) any other Covenant Breach provided pursuant to Section 301 with respect to the Securities of that series. For the avoidance of doubt, a Covenant Breach shall not be an Event of Default with respect to any Security, except to the extent otherwise specified as contemplated by Section 301 with respect to such Security. Solely for purposes of this definition, Securities issued on or after April 25, 2022 shall be deemed not to be in the same series as the Securities issued prior to April 25, 2022 unless those Securities bear the same CUSIP number and/or ISIN as any Securities issued under the Indenture the initial issuance of which occurred prior to April 25, 2022.

“Dodd-Frank Act” means the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010, as amended from time to time.

“SIPA” means the Securities Investor Protection Act of 1970, as amended.

(b) Section 101 of the Base Indenture is hereby amended to delete the definitions of the terms “Notice of Default” and “Officers’ Certificate” and replace such terms in their entirety with the following new definitions, respectively.

“Notice of Default” means a written notice of the kind specified in clause (ii) of the definition of “Covenant Breach.”

“Officers’ Certificate” means a certificate signed by the Chairman of the Board, a Vice Chairman of the Board, the Chief Executive Officer, the President or a Vice President, and by the Treasurer, an Assistant Treasurer, the Secretary or an Assistant Secretary, of the Company, and delivered to the Trustee. One of the officers signing an Officers’ Certificate given pursuant to Section 1004 shall be the principal executive, financial or accounting officer of the Company.

Section 4.2 Governing Law. The following paragraph shall be added to the end of Section 112 of the Base Indenture:

EACH OF THE COMPANY AND THE TRUSTEE HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS INDENTURE, THE SECURITIES, OR THE TRANSACTION CONTEMPLATED HEREBY.

To the fullest extent permitted by applicable law, the Company hereby irrevocably submits to the exclusive jurisdiction of any federal or state court located in the Borough of Manhattan in The City of New York, New York in any suit, action or proceeding based on or arising out of or relating to this Indenture or any Securities and irrevocably agrees that all claims in respect of such suit or proceeding may be determined in any such court. The Company irrevocably waives, to the fullest extent permitted by law, any objection which it may have to the laying of the venue of any such suit, action or proceeding brought in an inconvenient forum. The Company agrees that final judgment in any such suit, action or proceeding brought in such a court shall be conclusive and binding upon the Company, and may be enforced in any courts to the jurisdiction of which the Company is subject by a suit upon such judgment, provided, that service of process is effected upon the Company in the manner specified herein or as otherwise permitted by law.

Section 4.3 Separability. The following paragraph shall be added as a new Section 114 of the Base Indenture:

SECTION 114. Separability.

In case any provision in this Indenture, any Security shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not, to the fullest extent permitted by law, in any way be affected or impaired thereby. This Indenture and the Securities related hereto set forth the entire agreement and understanding of the parties related to this transaction and supersedes all prior agreements and understandings, oral and written.

Section 4.4 Form of Reverse of Security. Section 203 of the Base Indenture is hereby amended to: (a) insert a “[” at the beginning of the existing sixth paragraph thereof; (b) to delete the existing seventh paragraph thereof in its entirety as such paragraph is a duplicate of the existing eighth paragraph thereof; and (c) to insert “or Covenant Breach” after the phrase “Event of Default” in each instance of the existing eleventh paragraph thereof.

Section 4.5 Amount Unlimited; Issuable in Series. Clause (17) of the second paragraph of Section 301 of the Base Indenture is hereby amended to insert “or to the definition of “Covenant Breach” set forth in Section 101” after the phrase “Events of Default.”

Section 4.6 Execution, Authentication, Delivery and Dating.

(a) The first paragraph of Section 303 of the Base Indenture is hereby amended to insert “, its Chief Executive Officer” after “Vice Chairman of the Board.”

(b) The first and second paragraphs of Section 303 of the Base Indenture are hereby amended to replace each instance of the phrase “manual or facsimile” with the phrase “manual, facsimile or electronic.”

(c) The seventh paragraph of Section 303 of the Base Indenture is hereby amended to replace the phrase “manual signature” with the phrase “manual, facsimile or electronic signature.”

Section 4.7 Events of Default. Section 501 of the Base Indenture is hereby amended by deleting such Section 501 in its entirety and replacing it with the following:

SECTION 501. Events of Default.

“Event of Default,” wherever used herein with respect to Securities of any series, means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

(1) default in the payment of any interest upon any Security of that series when it becomes due and payable, and continuance of such default for a period of 30 days; or

(2) default in the payment of the principal of or any premium on any Security of that series at its Maturity, and continuance of such default for a period of 30 days; or

(3) (A) the entry by a court having jurisdiction in the premises of (i) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law, (ii) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and, in the case of each of (A)(i) and (ii), the continuance of any such decree or order for relief or any such other decree or order unstayed and in effect for a period of 60 consecutive days, (B) the appointment of the Federal Deposit Insurance Corporation as receiver or conservator of any substantial part of the property of the Company pursuant to the Federal Deposit Insurance Act, as amended, and such appointment remains in effect for a period of 60 consecutive days or (C) the appointment of the Federal Deposit Insurance Corporation, the Securities Investment Protection Corporation, other Federal or State agency or other person as receiver or trustee of the Company or of any substantial part of the property of the Company pursuant to Title II of the Dodd-Frank Act or SIPA; and such appointment remains in effect for a period of 60 consecutive days; or

(4) the commencement by the Company of a voluntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official of the Company or of any substantial part of its property, including pursuant to the Federal Deposit Insurance Act or SIPA the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Company in furtherance of any such action; or

(5) any other Event of Default provided with respect to Securities of that series.

Section 4.8 Acceleration of Maturity; Rescission and Annulment. Section 502 of the Base Indenture is hereby amended by deleting such Section 502 in its entirety and replacing it with the following:

SECTION 502. Acceleration of Maturity; Rescission and Annulment.

If an Event of Default (other than an Event of Default specified in Section 501(3) or 501(4)) with respect to Securities of any series at the time Outstanding occurs and is continuing, then in every such case the Trustee or the Holders of not less than 25% in principal amount of the Outstanding Securities of that series may declare the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) to be due and payable immediately, by a notice in writing to the Company (and to the Trustee if given by Holders), and upon any such declaration such principal amount (or specified amount) shall become immediately due and payable. If an Event of Default specified in Section 501(3) or 501 (4) with respect to Securities of any series at the time Outstanding occurs, the principal amount of all the Securities of that series (or, if any Securities of that series are Original Issue Discount Securities, such portion of the principal amount of such Securities as may be specified by the terms thereof) shall automatically, and without any declaration or other action on the part of the Trustee or any Holder, become immediately due and payable. Unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series, there shall be no rights of acceleration other than as described in the preceding sentence. In addition, for the avoidance of doubt, unless otherwise specified as contemplated by Section 301 with respect to the Securities of a series, neither the Trustee nor any Holders of such Securities shall have the right to accelerate the payment of such Securities, nor shall the payment of any Securities be otherwise accelerated, as a result of a Covenant Breach. Further, for avoidance of doubt, if an Event of Default as described in Section 501(a)(5) is specified for a series of Securities, there will be no right to accelerate payment of such Securities on the terms described in the preceding paragraph unless such acceleration rights are granted specifically for such Securities as contemplated by Section 301.

At any time after such a declaration of acceleration with respect to Securities of any series has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal amount of the Outstanding Securities of that series, by written notice to the Company and the Trustee, may rescind and annul such declaration and its consequences if

(1) the Company has paid or deposited with the Trustee a sum sufficient to pay

(A) all overdue interest on all Securities of that series,

(B) the principal of (and premium, if any, on) any Securities of that series which have become due otherwise than by such declaration of acceleration and any interest thereon at the rate or rates prescribed therefor in such Securities,

(C) to the extent that payment of such interest is lawful, interest upon overdue interest at the rate or rates prescribed therefor in such Securities, and

(D) all sums paid or advanced by the Trustee hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

(2) all Events of Default and Covenant Breaches with respect to Securities of that series, other than the non-payment of the principal of Securities of that series which have become due solely by such declaration of acceleration, have been cured or waived as provided in Section 513.

No such rescission shall affect any subsequent Event of Default or Covenant Breach or impair any right consequent thereon.

Section 4.9 Collection of Indebtedness and Suits for Enforcement by Trustee. Section 503(2) of the Base Indenture is hereby is amended by inserting “and such default continues for a period of 30 days” after the phrase “at the Maturity thereof.”

Section 4.10 Waiver of Past Defaults. Section 513 of the Base Indenture is hereby amended by deleting the last paragraph last paragraph thereof and replacing such paragraph in its entirety with the following new paragraph:

Upon any such waiver, such default shall cease to exist, and any Event of Default or Covenant Breach arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon. For the purposes of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default or a Covenant Breach with respect to the Securities of such series.

Section 4.11 Notice of Defaults. Section 602 of the Base Indenture is hereby amended by deleting such Section 602 in its entirety and replacing it with the following:

SECTION 602. Notice of Defaults.

If a default occurs hereunder with respect to Securities of any series, the Trustee shall give the Holders of Securities of such series notice of such default as and to the extent provided by the Trust Indenture Act; provided, however, that in the case of any default of the character specified in clause (ii) under the definition of “Covenant Breach” in Section 101 with respect to Securities of such series, no such notice to Holders shall be given until at least 30 days after the occurrence thereof. For the purposes of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default or a Covenant Breach with respect to the Securities of such series.

Section 4.12 Certain Rights of Trustee. Section 603 of the Base Indenture is hereby amended (a) to delete the word “and” at the end of clause (6), (b) to delete the “.” at the end of clause (7) and replace it with “;” and (c) to add the following new clauses (8) through (16) thereafter:

(8) the Trustee shall not be liable for any acts or omissions, except for such losses, damages or expenses which have been finally adjudicated by a court of competent jurisdiction to have directly resulted from the Trustee’s negligence or bad faith;

(9) if an Event of Default or a Covenant Breach has occurred and is continuing, the Trustee shall exercise such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent person would exercise or use under the circumstances in the conduct of his own affairs;

(10) the Trustee undertakes to perform such duties and only such duties as are specifically and expressly set forth in this Indenture. These duties shall be deemed purely ministerial in nature, and the Trustee shall not be liable except for the performance of such duties, and no implied covenants or obligations shall be read into this Indenture against the Trustee;

(11) the Trustee shall have no liability for any action taken, or errors in judgment made, in good faith by it or any of its officers, employees or agents, unless it shall have been negligent in ascertaining the pertinent facts;

(12) the permissive rights of the Trustee to do things enumerated in this Indenture shall not be construed as a duty and, with respect to such permissive rights, the Trustee shall not be answerable for other than its negligence or bad faith;

(13) in no event shall the Trustee be responsible or liable for special, indirect, punitive, incidental or consequential loss or damage of any kind whatsoever (including, but not limited to, loss of profit) irrespective of whether the Trustee has been advised of the likelihood of such loss or damage and regardless of the form of action;

(14) the Trustee shall be entitled to request and receive an Act of the Holders and shall have no responsibility or liability for any losses or damages of any nature that may arise from any action taken or not taken by the Trustee in accordance with an Act of the Holders;

(15) the Trustee shall not be responsible or liable for any failure or delay in the performance of its obligations under this Indenture arising out of or caused, directly or indirectly, by circumstances beyond its control, including without limitation, any act or provision of any present or future law or regulation or governmental authority; acts of God; earthquakes; pandemics; fires; floods; wars; terrorism; civil or military disturbances; sabotage; epidemics; riots; interruptions, loss or malfunctions of utilities, computer (hardware or software) or communications service; accidents; labor disputes; acts of civil or military authority or governmental actions; or the unavailability of the Federal Reserve Bank wire or telex or other wire or communication facility; and

(16) the Trustee shall have no obligation to give, execute, deliver, file, record, authorize or obtain any financing statements, notices, instruments, documents, agreements, consents or other papers as shall be necessary to (i) create, preserve, perfect or validate any security interest granted to the any collateral agent pursuant to any security agreements or (ii) enable the Trustee to exercise and enforce its rights under any security agreements with respect to such pledge and security interest. In addition, the Trustee shall have no responsibility or liability (i) in connection with the acts or omissions of the Company in respect of the foregoing or (ii) for or with respect to the legality, validity and enforceability of any security interest created in the collateral or the perfection and priority of such security interest.

Section 4.13 Conflicting Interests. Section 608 of the Base Indenture is hereby is amended by inserting the following new sentence at the end thereof:

For the purpose of determining whether a conflict of interest exists with the meaning of the Trust Indenture Act, “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default or Covenant Breach.

Section 4.14 Company May Consolidate, Etc., Only on Certain Terms. Section 801 of the Base Indenture is hereby amended by inserting the phrase “(other than the conveyance, transfer or lease of all or substantially all of the Company’s assets to one or more of the Company’s Subsidiaries)” after the phrase “to any Person” in the first paragraph thereof and in clause (1) thereof.

Section 4.15 Supplemental Indentures Without Consent of Holders. Clause (3) of Section 901 of the Base Indenture is hereby amended by inserting “or Covenant Breaches” after each instance of the phrase “Events of Default.”

Section 4.16 Statement by Officers as to Default. Section 1004 of the Base Indenture is hereby is amended by inserting the following new sentence at the end thereof:

For purposes of this Section, the term “default” means any event which is, or after notice or lapse of time or both would become, an Event of Default or a Covenant Breach.

Section 4.17 Covenant Defeasance. Section 1303 of the Base Indenture is hereby amended by deleting such Section 1303 in its entirety and replacing it with the following:

SECTION 1303. Covenant Defeasance.

Upon the Company’s exercise of its option (if any) to have this Section applied to any Securities or any series of Securities, as the case may be, (1) the Company shall be released from its obligations under Section 801(3), Sections 1006 through 1008, inclusive, and any covenants provided pursuant to Section 301(18), 901(2) or 901(7) for the benefit of the Holders of such Securities and (2) the occurrence of any event specified in clause (ii) of the definition of “Covenant Breach” with respect to any of Section 801(3), Sections 1006 through 1008, inclusive, and any such covenants provided pursuant to Section 301(18), 901(2) or 901(7)), and 501(5) shall be deemed not to be or result in an Event of Default or Covenant Breach, in each case with respect to such Securities as provided in this Section on and after the date the conditions set forth in Section 1304 are satisfied (hereinafter called “Covenant Defeasance”). For this purpose, such Covenant Defeasance means that, with respect to such Securities, the Company may omit to comply with and shall have no liability in respect of any term, condition or limitation set forth in any such specified Section (to the extent so specified in the case of any event specified in clause (ii) of the definition of “Covenant Breach,” whether directly or indirectly by reason of any reference elsewhere herein to any such Section or by reason of any reference in any such Section to any other provision herein or in any other document, but the remainder of this Indenture and such Securities shall be unaffected thereby.

Section 4.18 Conditions to Defeasance or Covenant Defeasance. Clause (5) Section 1304 of the Base Indenture is hereby amended (a) by inserting “or Covenant Breach” after the phrase “Event of Default,” and (b) by deleting the phrase “Sections 501(6) and (7) and inserting the phrase “Sections 501(3) and (4).”

Section 4.19 Amendments to Sections 305, 503, 507, 511 and 801. Sections 305, 503, 507, 511 and 801 of the Base Indenture is hereby amended by inserting “or Covenant Breach” after each instance of the phrase “Event of Default” in each such Section.

ARTICLE 5

Miscellaneous

Section 5.1 Trust Indenture Act of 1939. This Twelfth Supplemental Indenture shall incorporate and be governed by the provisions of the Trust Indenture Act that are required to be part of and to govern indentures qualified under the Trust Indenture Act. If any provision of this Twelfth Supplemental Indenture limits, qualifies or conflicts with another provision that is required or deemed to be included in this Twelfth Supplemental Indenture by the Trust Indenture Act, the required or deemed provision shall control.

Section 5.2 Governing Law. The laws of the State of New York shall govern this Twelfth Supplemental Indenture and the Notes.

Section 5.3 Duplicate Originals; Execution. The parties may sign any number of copies of this Twelfth Supplemental Indenture. Each signed copy shall be an original, but all of them together represent the same agreement. Delivery of an executed counterpart of a signature page to this Twelfth Supplemental Indenture by telecopier, facsimile, email or other electronic transmission (i.e., “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart hereof. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Twelfth Supplemental Indenture or any document to be signed in connection with this Twelfth Supplemental Indenture shall be deemed to include electronic signatures, deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for under applicable law, including the Electronic Signatures in Global and National Commerce Act of 2000 (15 U.S.C. §§ 7001-7006), the Electronic Signatures and Records Act of 1999 (N.Y. State Tech. §§ 301-309), or any other similar state laws based on the Uniform Electronic Transactions Act, and the parties hereto consent to conduct the transactions contemplated hereunder by electronic means.

Section 5.4 Separability. In case any provision in this Twelfth Supplemental Indenture or the Notes shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 5.5 Ratification. The Base Indenture, as supplemented and amended by this Twelfth Supplemental Indenture, is in all respects ratified and confirmed. The Base Indenture and this Twelfth Supplemental Indenture shall be read, taken and construed as one and the same instrument. All provisions included in this Twelfth Supplemental Indenture supersede any conflicting provisions included in the Base Indenture unless not permitted by law. The Trustee accepts the trusts created by the Base Indenture, as supplemented by this Twelfth Supplemental Indenture, and agrees to perform the same upon the terms and conditions of the Base Indenture, as supplemented by this Twelfth Supplemental Indenture.

Section 5.6 Effectiveness. The provisions of this Twelfth Supplemental Indenture shall become effective as of the date hereof.

Section 5.7 Successors. All agreements of the Company in this Twelfth Supplemental Indenture shall bind its successors. All agreements of the Trustee in this Twelfth Supplemental Indenture shall bind its successors.

Section 5.8 Trustee’s Disclaimer. The recitals contained herein shall be taken as the statements of the Company and the Trustee assumes no responsibility for their correctness. The Trustee shall not be responsible in any manner whatsoever for or in respect of the validity or sufficiency of this Twelfth Supplemental Indenture, the Notes, or for or in respect of the recitals contained herein, all of which recitals are made solely by the Company.

[Remainder of page intentionally left blank.]

IN WITNESS WHEREOF, the parties hereto have caused this Twelfth Supplemental Indenture to be duly executed as of the date first above written.

FIFTH THIRD BANCORP as the Company

By:	/s/ James C. Leonard
Name:	James C. Leonard
Title:	Executive Vice President and Chief Financial Officer

Attest:

By:	/s/ H. Samuel Lind
Name:	H. Samuel Lind
Title:	Senior Vice President,
Associate General Counsel,
and Assistant Secretary

[Signature Page to Twelfth Supplemental Indenture]

WILMINGTON TRUST COMPANY as Trustee

By:	/s/ Michael H. Wass
Name:	Michael H. Wass
Title:	Vice President

[Signature Page to Twelfth Supplemental Indenture]

EXHIBIT A

[FORM OF THE 2028 NOTE]

CUSIP No. 316773 DE7

ISIN: US316773DE71

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE

& CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FIFTH THIRD BANCORP

4.055% Fixed Rate/Floating Rate Senior Notes due 2028

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE DEPOSIT INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY, NOR IS IT AN OBLIGATION OF, OR GUARANTEED BY, A BANK.

No. 1	$400,000,000

Fifth Third Bancorp, a corporation duly organized and existing under the laws of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Four Hundred Million United States Dollars ($400,000,000) on April 25, 2028 (the “Maturity Date”), and to pay interest thereon (a) from and including April 25, 2022 (the “Original Issue Date”) to, but excluding April 25, 2027 (the “Fixed Rate Period”) at the rate of 4.055% per annum, payable semi-annually in arrears on April 25 and October 25 of each year, commencing on October 25, 2022 and ending on April 24, 2027 (each, a “Fixed Rate Interest Payment Date”), and (b) from, and including April 25, 2027 to, but excluding the Maturity Date (the “Floating Rate Period”), at a floating rate per annum equal to the Compounded SOFR (determined with respect to each quarterly interest period using the SOFR Index) plus 1.355%, payable quarterly in arrears on July 25, 2027, October 25, 2027, January 25, 2028 and at the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”), until the principal hereof is paid or made available for payment, and (in each case, to the extent that the payment of such interest specified in (a) or (b) shall be legally enforceable), at the same rate per annum on any overdue principal and premium and on any overdue installment of interest. Interest shall accrue from, and including, April 25, 2022 to, but excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the Maturity Date, as the case may be. Interest payable during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest payable during the Floating Rate Period will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on this Security for each interest period during the Floating Rate Period will be computed by multiplying (x) the outstanding principal amount of this Security by (y) the product of (i) the interest rate for the relevant interest period multiplied by (ii) the quotient of the actual number of calendar days in the applicable Observation Period relating to such interest period (or any other relevant period) divided by 360. The interest rate on this Security during the Floating Rate Period will in no event be lower than zero. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, subject to certain exceptions, will, as provided in the

Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest period, which shall be 15 calendar days, whether or not a Business Day, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such record date, or be paid at any time in any other lawful not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If a Fixed Rate Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the Company will postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payments made on such dates will be treated as being made on the date that the payment was first due and the Holder will not be entitled to any further interest or other payments with respect to such postponements. If a Floating Rate Interest Payment Date falls on a day that is not a Business Day, the Company will postpone the interest payment to the next succeeding Business Day, except that, if the next succeeding Business Day falls in the next calendar month, then such interest payment will be advanced to the immediately preceding day that is a Business Day and, in each case, the related interest periods also will be adjusted for such non-Business Days. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 25, 2022	FIFTH THIRD BANCORP

By:
James C. Leonard
Executive Vice President and Chief Financial Officer

Attest:

By:
	Name:	H. Samuel Lind
	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

[Signature Page to Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: April 25, 2022	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” or “Notes”), issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) as supplemented and amended by a Twelfth Supplemental Indenture, dated as of April 25, 2022, between the Company and the Trustee (herein called the “Twelfth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Company may, without notice to or the consent of any Holder, issue additional Securities having the same ranking, interest rate, maturity and other terms as the Securities of this series except for the issue date, the issue price and the initial Interest Payment Date, provided that if such additional Securities are not fungible with this Security for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number. Any such additional Securities may be considered to be part of this series of Securities. The Company may, without notice to or the consent of any Holder, issue or incur Senior Indebtedness.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable (or will automatically become due and payable, without declaration or any other action on the part of the Trustee or any Holder) in the manner and with the effect provided in the Indenture.

The Securities are not convertible into, or exchangeable for, equity securities of the Company.

The Securities will be redeemable at the Company’s option, in whole, but not in part, on April 25, 2027 at a redemption price equal to 100% of the aggregate principal amount of the Securities, plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On and after March 26, 2028, the Securities will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

“Applicable Procedures” means, with respect to any transfer, transaction or other action involving a Global Security or any beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transfer, transaction or other action as in effect from time to time.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or the Company’s designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1)    the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2)    the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3)    the sum of: (a) the alternate rate of interest that has been selected by the Company or the Company’s designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date:

(1)    the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2)    if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3)    the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or the Company’s designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or the Company’s designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or the Company’s designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or the Company’s designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1)    in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2)    in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1)    a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3)    a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day that is not a Saturday or Sunday, and that is not a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

“Business Day Convention” means if any Interest Payment Date, redemption date or the maturity date of the Notes falls on a day which is not a Business Day, the related payment of principal of, or interest on, the Notes will be made on the next day which is a Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount payable for the period from and after such Interest Payment Date, redemption date or maturity date, as the case may be.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of the Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“Compounded SOFR” means with respect to any interest period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be April 25, 2027);

“SOFR IndexEnd” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or in the final interest period, relating to the maturity date, or, in the case of the redemption of the Notes, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

“Corporate Trust Office” for administration of this Indenture means the corporate trust office of the Trustee located at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Attention: Fifth Third Bancorp Administrator, or such other office, designated by the Trustee by written notice to the Company, at which at any particular time its corporate trust business shall be administered.

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the maturity date or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or the Company’s designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1)    the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2)    if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index unavailable provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source. The information contained on such website is not part of this prospectus supplement and is not incorporated in this prospectus supplement by reference.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder of this Security, or one more Predecessor Securities, of record at the close of business on the relevant Record Date, all as provided in the Indenture.

Notice of redemption will be given by first class mail to Holders of Securities, not less than 10 nor more than 60 days prior to the redemption date, all as provided in the Twelfth Supplemental Indenture.

This Security may be redeemed in part only in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform to the terms of the Indenture and the Securities to the description of the Securities in the prospectus supplement dated April 20, 2022 relating to the offering of the Securities.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default or Covenant Breach with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Covenant

Breach as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

EXHIBIT B

[FORM OF THE 2033 NOTE]

CUSIP No. 316773 DF4

ISIN: US316773DF47

THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE THEREOF. THIS SECURITY MAY NOT BE EXCHANGED IN WHOLE OR IN PART FOR A SECURITY REGISTERED, AND NO TRANSFER OF THIS SECURITY IN WHOLE OR IN PART MAY BE REGISTERED, IN THE NAME OF ANY PERSON OTHER THAN SUCH DEPOSITARY OR A NOMINEE THEREOF, EXCEPT IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE.

BY ITS ACQUISITION AND HOLDING OF THIS NOTE, THE HOLDER HEREOF (OR ANY INTEREST THEREIN) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED THAT (1) IT IS NOT, AND IS NOT ACTING ON BEHALF OF, AND NO PORTION OF THE ASSETS USED BY SUCH HOLDER TO ACQUIRE OR HOLD THIS NOTE CONSTITUTES THE ASSETS OF AN EMPLOYEE BENEFIT PLAN THAT IS SUBJECT TO TITLE I OF THE U.S. EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), OF A PLAN, INDIVIDUAL RETIREMENT ACCOUNT OR OTHER ARRANGEMENT THAT IS SUBJECT TO SECTION 4975 OF THE U.S. INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”) (EACH A “PLAN”) OR PROVISIONS UNDER ANY OTHER FEDERAL, STATE, LOCAL, NON-U.S. OR OTHER LAWS OR REGULATIONS THAT ARE SIMILAR TO SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAWS”), OR OF AN ENTITY WHOSE UNDERLYING ASSETS ARE CONSIDERED TO INCLUDE “PLAN ASSETS” OF ANY SUCH PLAN, ACCOUNT OR ARRANGEMENT (ALSO A “PLAN”), OR (2) THE ACQUISITION AND HOLDING OF THIS NOTE WILL NOT CONSTITUTE A NON-EXEMPT PROHIBITED TRANSACTION UNDER SECTION 406 OF ERISA OR SECTION 4975 OF THE CODE OR A SIMILAR VIOLATION UNDER ANY APPLICABLE SIMILAR LAWS.

ADDITIONALLY, BY ITS ACQUISITION OF THIS NOTE IN THE INITIAL OFFERING, A HOLDER HEREOF THAT IS A PLAN (THE “PLAN FIDUCIARY”) SHALL BE DEEMED TO HAVE REPRESENTED AND WARRANTED AT ALL TIMES NEITHER FIFTH THIRD BANCORP, THE UNDERWRITERS, NOR ANY OF THEIR RESPECTIVE AFFILIATES HAS PROVIDED OR WILL PROVIDE IMPARTIAL INVESTMENT ADVICE OR GIVE ADVICE IN A FIDUCIARY CAPACITY WITH RESPECT TO THE PURCHASER OR TRANSFEREE’S DECISION TO ACQUIRE, HOLD, SELL, EXCHANGE, VOTE OR PROVIDE ANY CONSENT WITH RESPECT TO THE NOTES BY THE ERISA PLAN’S FIDUCIARY (WITHIN THE MEANING OF ERISA OR THE CODE).

UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION (“DTC”), TO FIFTH THIRD BANCORP OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE

& CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

FIFTH THIRD BANCORP

4.337% Fixed Rate/Floating Rate Senior Notes due 2033

THIS SECURITY IS NOT A DEPOSIT AND IS NOT INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE DEPOSIT INSURANCE FUND OR ANY OTHER GOVERNMENTAL AGENCY, NOR IS IT AN OBLIGATION OF, OR GUARANTEED BY, A BANK.

No. 1	$500,000,000

Fifth Third Bancorp, a corporation duly organized and existing under the laws of Ohio (herein called the “Company”, which term includes any successor Person under the Indenture hereinafter referred to), for value received, hereby promises to pay to CEDE & CO., or registered assigns, the principal sum of Five Hundred Million United States Dollars ($500,000,000) on April 25, 2033 (the “Maturity Date”), and to pay interest thereon (a) from and including April 25, 2022 (the “Original Issue Date”) to, but excluding April 25, 2032 (the “Fixed Rate Period”) at the rate of 4.337% per annum, payable semi-annually in arrears on April 25 and October 25 of each year, commencing on October 25, 2022 and ending on April 24, 2032 (each, a “Fixed Rate Interest Payment Date”), and (b) from, and including April 25, 2032 to, but excluding the Maturity Date (the “Floating Rate Period”), at a floating rate per annum equal to the Compounded SOFR (determined with respect to each quarterly interest period using the SOFR Index) plus 1.660%, payable quarterly in arrears on July 25, 2032, October 25, 2032, January 25, 2033 and at the Maturity Date (each, a “Floating Rate Interest Payment Date” and, together with the Fixed Rate Interest Payment Dates, each, an “Interest Payment Date”), until the principal hereof is paid or made available for payment, and (in each case, to the extent that the payment of such interest specified in (a) or (b) shall be legally enforceable), at the same rate per annum on any overdue principal and premium and on any overdue installment of interest. Interest shall accrue from, and including, April 25, 2022 to, but excluding, the first Interest Payment Date and then from, and including, the immediately preceding Interest Payment Date to which interest has been paid or duly provided for to, but excluding, the next Interest Payment Date or the Maturity Date, as the case may be. Interest payable during the Fixed Rate Period will be computed on the basis of a 360-day year consisting of twelve 30-day months. Interest payable during the Floating Rate Period will be computed on the basis of the actual number of days in each interest period (or any other relevant period) and a 360-day year. The amount of accrued interest payable on this Security for each interest period during the Floating Rate Period will be computed by multiplying (x) the outstanding principal amount of this Security by (y) the product of (i) the interest rate for the relevant interest period multiplied by (ii) the quotient of the actual number of calendar days in the applicable Observation Period relating to such interest period (or any other relevant period) divided by 360. The interest rate on this Security during the Floating Rate Period will in no event be lower than zero. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date, subject to certain exceptions, will, as provided in the

Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the record date for such interest period, which shall be 15 calendar days, whether or not a Business Day, immediately preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the Holder on such record date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a record date for the payment of such Defaulted Interest to be fixed by the Trustee, notice whereof shall be given to Holders of Securities of this series not less than 10 days prior to such record date, or be paid at any time in any other lawful not inconsistent with the requirements of any securities exchange on which the Securities may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture.

If a Fixed Rate Interest Payment Date or the Maturity Date falls on a day that is not a Business Day, the Company will postpone the interest payment or the payment of principal and interest at maturity to the next succeeding Business Day, but the payments made on such dates will be treated as being made on the date that the payment was first due and the Holder will not be entitled to any further interest or other payments with respect to such postponements. If a Floating Rate Interest Payment Date falls on a day that is not a Business Day, the Company will postpone the interest payment to the next succeeding Business Day, except that, if the next succeeding Business Day falls in the next calendar month, then such interest payment will be advanced to the immediately preceding day that is a Business Day and, in each case, the related interest periods also will be adjusted for such non-Business Days. Payment of the principal of (and premium, if any) and interest on this Security will be made at the office or agency of the Company maintained for that purpose in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company payment of interest may be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register. The Company shall make, or cause the Paying Agent to make, all payments of principal and interest on Global Securities in immediately available funds to the Depositary or its nominee, in accordance with Applicable Procedures.

Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

Dated: April 25, 2022	FIFTH THIRD BANCORP

By:
James C. Leonard
Executive Vice President and Chief Financial Officer

Attest:

By:
	Name:	H. Samuel Lind
	Title:	Senior Vice President, Associate General Counsel and Assistant Secretary

[Signature Page to Note]

CERTIFICATE OF AUTHENTICATION

This is one of the Securities of the series designated therein referred to in the Indenture referred to hereinafter.

Dated: April 25, 2022	WILMINGTON TRUST COMPANY, as Trustee

By:
Authorized Officer

[Reverse of Security]

This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities” or “Notes”), issued and to be issued in one or more series under an Indenture, dated as of April 30, 2008 (herein called the “Base Indenture”, which term shall have the meaning assigned to it in such instrument), between the Company and Wilmington Trust Company, as Trustee (herein called the “Trustee”, which term includes any successor trustee under the Indenture) as supplemented and amended by a Twelfth Supplemental Indenture, dated as of April 25, 2022, between the Company and the Trustee (herein called the “Twelfth Supplemental Indenture” and together with the Base Indenture, the “Indenture”), and reference is hereby made to the Indenture for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Trustee and the Holders of the Securities and of the terms upon which the Securities are, and are to be, authenticated and delivered. This Security is one of the series designated on the face hereof. The Company may, without notice to or the consent of any Holder, issue additional Securities having the same ranking, interest rate, maturity and other terms as the Securities of this series except for the issue date, the issue price and the initial Interest Payment Date, provided that if such additional Securities are not fungible with this Security for U.S. federal income tax purposes, such additional Securities will be issued with a separate CUSIP number. Any such additional Securities may be considered to be part of this series of Securities. The Company may, without notice to or the consent of any Holder, issue or incur Senior Indebtedness.

The Indenture contains provisions for defeasance at any time of the entire indebtedness of this Security or certain restrictive covenants and Events of Default or Covenant Breaches with respect to this Security, in each case upon compliance with certain conditions set forth in the Indenture.

If an Event of Default with respect to Securities of this series shall occur and be continuing, the principal of the Securities of this series may be declared due and payable (or will automatically become due and payable, without declaration or any other action on the part of the Trustee or any Holder) in the manner and with the effect provided in the Indenture.

The Securities are not convertible into, or exchangeable for, equity securities of the Company.

The Securities will be redeemable at the Company’s option, in whole, but not in part, on April 25, 2032 at a redemption price equal to 100% of the aggregate principal amount of the Securities, plus accrued and unpaid interest thereon, if any, to but excluding, the redemption date.

On and after January 25, 2033, the Securities will be redeemable, in whole or in part, at any time and from time to time, at the Company’s option at a redemption price equal to 100% of the aggregate principal amount of the Securities being redeemed, plus accrued and unpaid interest thereon, if any, to, but excluding, the redemption date.

“Applicable Procedures” means, with respect to any transfer, transaction or other action involving a Global Security or any beneficial interest therein, the rules and procedures of the Depositary for such Security, in each case to the extent applicable to such transfer, transaction or other action as in effect from time to time.

“Benchmark” means, initially, Compounded SOFR; provided that if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to Compounded SOFR (or the published SOFR Index used in the calculation thereof) or the then-current Benchmark, then “Benchmark” means the applicable Benchmark Replacement.

“Benchmark Replacement” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date; provided that if the Benchmark Replacement cannot be determined in accordance with clause (1) below as of the Benchmark Replacement Date and the Company or the Company’s designee shall have determined that the ISDA Fallback Rate determined in accordance with clause (2) below is not an industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar-denominated floating rate notes at such time, then clause (2) below shall be disregarded, and the Benchmark Replacement shall be determined in accordance with clause (3) below:

(1) the sum of: (a) an alternate rate of interest that has been selected or recommended by the Relevant Governmental Body as the replacement for the then-current Benchmark and (b) the Benchmark Replacement Adjustment;

(2) the sum of: (a) the ISDA Fallback Rate and (b) the Benchmark Replacement Adjustment; or

(3) the sum of: (a) the alternate rate of interest that has been selected by the Company or the Company’s designee as the replacement for the then-current Benchmark giving due consideration to any industry-accepted rate of interest as a replacement for the then-current Benchmark for U.S. dollar denominated floating rate notes at such time and (b) the Benchmark Replacement Adjustment.

“Benchmark Replacement Adjustment” means the first alternative set forth in the order below that can be determined by the Company or the Company’s designee as of the Benchmark Replacement Date:

(1) the spread adjustment (which may be a positive or negative value or zero), or method for calculating or determining such spread adjustment, that has been selected or recommended by the Relevant Governmental Body for the applicable Unadjusted Benchmark Replacement;

(2) if the applicable Unadjusted Benchmark Replacement is equivalent to the ISDA Fallback Rate, the ISDA Fallback Adjustment; or

(3) the spread adjustment (which may be a positive or negative value or zero) that has been selected by the Company or the Company’s designee giving due consideration to any industry-accepted spread adjustment, or method for calculating or determining such spread adjustment, for the replacement of the then-current Benchmark with the applicable Unadjusted Benchmark Replacement for U.S. dollar denominated floating rate notes at such time.

“Benchmark Replacement Conforming Changes” means, with respect to any Benchmark Replacement, any technical, administrative or operational changes (including changes to the definitions or interpretations of interest period, the timing and frequency of determining rates and making payments of interest, the rounding of amounts or tenors, and other administrative matters) that the Company or the Company’s designee decides may be appropriate to reflect the adoption of such Benchmark Replacement in a manner substantially consistent with market practice (or, if the Company or the Company’s designee decides that adoption of any portion of such market practice is not administratively feasible or if the Company or the Company’s designee determines that no market practice for use of the Benchmark Replacement exists, in such other manner as the Company or the Company’s designee determines is reasonably practicable).

“Benchmark Replacement Date” means the earliest to occur of the following events with respect to the then-current Benchmark (including any daily published component used in the calculation thereof):

(1) in the case of clause (1) or (2) of the definition of “Benchmark Transition Event,” the later of (a) the date of the public statement or publication of information referenced therein and (b) the date on which the administrator of the Benchmark permanently or indefinitely ceases to provide the Benchmark (or such component); or

(2) in the case of clause (3) of the definition of “Benchmark Transition Event,” the date of the public statement or publication of information referenced therein.

For the avoidance of doubt, if the event giving rise to the Benchmark Replacement Date occurs on the same day as, but earlier than, the Reference Time in respect of any determination, the Benchmark Replacement Date will be deemed to have occurred prior to the Reference Time for such determination.

“Benchmark Transition Event” means the occurrence of one or more of the following events with respect to the then-current Benchmark (including the daily published component used in the calculation thereof):

(1) a public statement or publication of information by or on behalf of the administrator of the Benchmark (or such component) announcing that such administrator has ceased or will cease to provide the Benchmark (or such component), permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component);

(2) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark (or such component), the central bank for the currency of the Benchmark (or such component), an insolvency official with jurisdiction over the administrator for the Benchmark (or such component), a resolution authority with jurisdiction over the administrator for the Benchmark (or such component) or a court or an entity with similar insolvency or resolution authority over the administrator for the Benchmark (or such component), which states that the administrator of the Benchmark (or such component) has ceased or will cease to provide the Benchmark (or such component) permanently or indefinitely, provided that, at the time of such statement or publication, there is no successor administrator that will continue to provide the Benchmark (or such component); or

(3) a public statement or publication of information by the regulatory supervisor for the administrator of the Benchmark announcing that the Benchmark is no longer representative.

“Business Day” means any day that is not a Saturday or Sunday, and that is not a day on which banking institutions in the City of New York are authorized or obligated by law, regulation or executive order to close.

“Business Day Convention” means if any Interest Payment Date, redemption date or the maturity date of the Notes falls on a day which is not a Business Day, the related payment of principal of, or interest on, the Notes will be made on the next day which is a Business Day with the same force and effect as if made on the date such payment was due, and no interest shall accrue on the amount payable for the period from and after such Interest Payment Date, redemption date or maturity date, as the case may be.

“Calculation Agent” means the firm appointed by the Company prior to the commencement of the Floating Rate Period. The Company or an affiliate of the Company may assume the duties of the Calculation Agent.

“Compounded SOFR” means with respect to any interest period, “Compounded SOFR” will be determined by the Calculation Agent in accordance with the following formula (and the resulting percentage will be rounded, if necessary, to the nearest one hundred-thousandth of a percentage point):

where:

“SOFR IndexStart” = For periods other than the initial interest period, the SOFR Index value on the preceding Interest Payment Determination Date, and, for the initial interest period, the SOFR Index value on the date that is two U.S. Government Securities Business Days before the first day of such initial interest period (such first day expected to be April 25, 2032);

“SOFR IndexEnd” = The SOFR Index value on the Interest Payment Determination Date relating to the applicable Interest Payment Date (or in the final interest period, relating to the maturity date, or, in the case of the redemption of the Notes, relating to the applicable redemption date); and

“d” is the number of calendar days in the relevant Observation Period.

“Corporate Trust Office” for administration of this Indenture means the corporate trust office of the Trustee located at Rodney Square North, 1100 N. Market Street, Wilmington, DE 19890-0001, Attention: Fifth Third Bancorp Administrator, or such other office, designated by the Trustee by written notice to the Company, at which at any particular time its corporate trust business shall be administered.

“Interest Payment Determination Date” means the date two U.S. Government Securities Business Days before each Interest Payment Date (or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“ISDA” means the International Swaps and Derivatives Association, Inc. or any successor.

“ISDA Definitions” means the 2006 ISDA Definitions published by ISDA, or any successor thereto, as amended or supplemented from time to time, or any successor definitional booklet for interest rate derivatives published from time to time.

“ISDA Fallback Adjustment” means the spread adjustment (which may be a positive or negative value or zero) that would apply for derivatives transactions referencing the ISDA Definitions to be determined upon the occurrence of an index cessation event with respect to the Benchmark for the applicable tenor.

“ISDA Fallback Rate” means the rate that would apply for derivatives transactions referencing the ISDA Definitions to be effective upon the occurrence of an index cessation date with respect to the Benchmark for the applicable tenor excluding the applicable ISDA Fallback Adjustment.

“Observation Period” means, in respect of each interest period, the period from, and including, the date two U.S. Government Securities Business Days preceding the first date in such interest period to, but excluding, the date two U.S. Government Securities Business Days preceding the Interest Payment Date for such interest period (or in the final interest period, preceding the maturity date or, in the case of the redemption of the Notes, preceding the applicable redemption date).

“Reference Time” with respect to any determination of the Benchmark means (1) if the Benchmark is Compounded SOFR, the SOFR Index Determination Time, as such time is defined above, and (2) if the Benchmark is not Compounded SOFR, the time determined by the Company or the Company’s designee in accordance with the Benchmark Replacement Conforming Changes.

“Relevant Governmental Body” means the Federal Reserve Board and/or the FRBNY, or a committee officially endorsed or convened by the Federal Reserve Board and/or the FRBNY or any successor thereto.

“SOFR Index” means, with respect to any U.S. Government Securities Business Day:

(1) the SOFR Index value as published by the SOFR Administrator as such index appears on the SOFR Administrator’s Website at 3:00 p.m. (New York time) on such U.S. Government Securities Business Day (the “SOFR Index Determination Time”); or:

(2) if a SOFR Index value does not so appear as specified in (1) above at the SOFR Index Determination Time, then: (i) if a Benchmark Transition Event and its related Benchmark Replacement Date have not occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “SOFR Index unavailable provisions” described below; or (ii) if a Benchmark Transition Event and its related Benchmark Replacement Date have occurred with respect to SOFR, Compounded SOFR shall be the rate determined pursuant to the “Effect of a Benchmark Transition Event” provisions described below.

“SOFR” means the daily secured overnight financing rate as provided by the SOFR Administrator on the SOFR Administrator’s Website.

“SOFR Administrator” means the FRBNY (or a successor administrator of SOFR).

“SOFR Administrator’s Website” means the website of the FRBNY, currently at http://www.newyorkfed.org, or any successor source. The information contained on such website is not part of this prospectus supplement and is not incorporated in this prospectus supplement by reference.

“Unadjusted Benchmark Replacement” means the Benchmark Replacement excluding the Benchmark Replacement Adjustment.

“U.S. Government Securities Business Day” means any day except for a Saturday, a Sunday or a day on which the Securities Industry and Financial Markets Association or any successor organization recommends that the fixed income departments of its members be closed for the entire day for purposes of trading in U.S. government securities.

Installments of interest whose Stated Maturity is on or prior to the Redemption Date will be payable to the Holder of this Security, or one more Predecessor Securities, of record at the close of business on the relevant Record Date, all as provided in the Indenture.

Notice of redemption will be given by first class mail to Holders of Securities, not less than 10 nor more than 60 days prior to the redemption date, all as provided in the Twelfth Supplemental Indenture.

This Security may be redeemed in part only in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. In the event of redemption of this Security in part only, a new Security or Securities for the unredeemed portion hereof shall be issued in the name of the Holder hereof upon the cancellation hereof.

The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the rights of the Holders of the Securities of each series to be affected under the Indenture at any time by the Company and the Trustee with the consent of the Holders of a majority in principal amount of the Securities at the time Outstanding of each series to be affected. The Indenture also contains provisions permitting the Holders of specified percentages in principal amount of the Securities of each series at the time Outstanding, on behalf of the Holders of all Securities of such series, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security. Notwithstanding the foregoing, without the consent of any Holder of Securities, the Company and the Trustee may amend or supplement the Indenture or the Securities to conform to the terms of the Indenture and the Securities to the description of the Securities in the prospectus supplement dated April 20, 2022 relating to the offering of the Securities.

As provided in and subject to the provisions of the Indenture, the Holder of this Security shall not have the right to institute any proceeding with respect to the Indenture or for the appointment of a receiver or trustee or for any other remedy thereunder, unless such Holder shall have previously given the Trustee written notice of a continuing Event of Default or Covenant Breach with respect to the Securities of this series, the Holders of not less than 25% in principal amount of the Securities of this series at the time Outstanding shall have made written request to the Trustee to institute proceedings in respect of such Event of Default or Covenant

Breach as Trustee and offered the Trustee reasonable indemnity, and the Trustee shall not have received from the Holders of a majority in principal amount of Securities of this series at the time Outstanding a direction inconsistent with such request, and shall have failed to institute any such proceeding, for 60 days after receipt of such notice, request and offer of indemnity. The foregoing shall not apply to any suit instituted by the Holder of this Security for the enforcement of any payment of principal hereof or any premium or interest hereon on or after the respective due dates expressed herein.

No reference herein to the Indenture and no provision of this Security or of the Indenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal of and any premium and interest on this Security at the times, place and rate, and in the coin or currency, herein prescribed.

As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the office or agency of the Company in any place where the principal of and any premium and interest on this Security are payable, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series and of like tenor, of authorized denominations and for the same aggregate principal amount, will be issued to the designated transferee or transferees.

The Securities of this series are issuable only in registered form without coupons in minimum denominations of $2,000 or any integral multiples of $1,000 in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of this series and of like tenor of a different authorized denomination, as requested by the Holder surrendering the same.

No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.

All terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.